FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: September 5, 1997
                        (Date of earliest event reported)
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
               LEVITZ FURNITURE INCORPORATED                                LEVITZ FURNITURE CORPORATION
  (Exact name of registrant as specified in its charter)       (Exact name of registrant as specified in its charter)

      DELAWARE             33-47377-01            23-2351830              FLORIDA             33-47377             23-1657490
  (State or other       (Commission File         (IRS Employer        (State or other       (Commission          (IRS Employer
  jurisdiction of            Number)          Identification No.)     jurisdiction of       File Number)      Identification No.)
   incorporation)                                                      incorporation)

                         6111 BROKEN SOUND PARKWAY, N.W.
                         BOCA RATON, FLORIDA 33487-2799
                                 (561) 994-6006

                (Address including zip code, and telephone number including area code of registrants' principal executive offices)


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Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         On September 5, 1997, Levitz Furniture Incorporated, a Delaware corporation ("LFI"), and each of its subsidiaries, including, Levitz Furniture Corporation, a Florida corporation and wholly owned subsidiary of LFI ("LFC"), filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware, Wilmington, Delaware 19801 (the "Court"). The Court agreed to consolidate the petitions and provide for the joint administration of their respective cases. Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, LFI, as debtor and debtor-in-possession, will continue to manage and operate its assets and businesses in the ordinary course of business, pending the confirmation of the plan of reorganization and subject to the supervision and orders of the Court. No trustee, examiner or similar officer has been appointed by the Court. By operating as debtor-in- possession under Chapter 11 of the Bankruptcy Code, the existing directors and officers of LFI will continue to manage the operations of LFI subject to the supervision and orders of the Court.

         On September 5, 1997, LFI and LFC entered into a credit agreement (the "Credit Agreement") with a group of lenders (the "Lenders"), led by BT Commer-

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cial Corporation, pursuant to which, among other things, the Lenders have agreed to provide LFI and LFC with a financing facility in an aggregate principal amount not to exceed $260 million (the "Facility"). Advances under the Facility are subject to certain conditions, including the execution of definitive loan documents in form and substance acceptable to the Lenders. The Court approved the Facility on an interim basis on September 8, 1997, thus allowing LFI and LFC to borrow up to $40 million under the Facility over and above LFI and LFC's existing liabilities under a prepetition credit agreement that provided for loans to LFI and LFC in an aggregate principal amount of up to $190 million. A final hearing on the full $260 million Facility is scheduled for October 7, 1997.

         On September 5, 1997, LFC and General Electric Capital Corporation ("GECC") entered into an amended and restated agreement (the "Amended GECC Agreement"), the effectiveness of which is subject to Court approval. On September 8, 1997, the Court approved the Amended GECC Agreement, subject to a final hearing on October 7, 1997.

         Under LFC's previously existing agreement with GECC, LFC's customer obligations are transferred to GECC on a nonrecourse basis, except for insignificant amounts. Under such agreement, LFC may pay GECC a service fee or may

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receive income, based upon the relationship among the interest earned on the portfolio transferred thereunder, the amount of the servicing fee, the prime rate, promotional discount fees and to a limited extent, credit losses. The Amended GECC Agreement provides for two incremental increases in the service fee per active account of $.40 each, commencing, respectively, after the date of entry of the Court order approving the Amended GECC Agreement and after January 31, 1998, with the second incremental increase subject to elimination if LFC reaches agreement with a third party regarding the terms and conditions of a credit card program. Under the Amended GECC Agreement, the incremental increases in the service fee are subject to accrual through March 1, 1998 and thereafter will be amortized in equal installments over the immediately following six-month period. All amounts so accrued will become immediately due and payable upon termination of the Amended GECC Agreement.

         The foregoing summary of the Credit Agreement and the Amended GECC Agreement are qualified in their entirety by reference to the full text of the Credit Agreement and the Amended GECC Agreement copies of which are filed as Exhibits to this Current Report on Form 8-K.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS:

         99.1 $260,000,000 Postpetition Credit Agree-ment among Levitz Furniture Incorporat-ed, Levitz Furniture Corporation, Levitz Furniture Realty Corporation, Levitz Shopping Service, Inc., Levitz Furniture Company of the Midwest, Inc., Levitz Furniture Company of the Pacif-ic, Inc., Levitz Furniture Company of Washington, Inc., Levitz Furniture Com-pany of the Midwest Realty, Inc., Levitz Furniture Company of the Pacific Realty, Inc., Levitz Furniture Company of Washington Realty, Inc., John M. Smyth Company and John M. Smyth Realty Company, Debtors and Debtors in Posses-sion, as Borrowers, The Financial In-stitutions from time to time parties thereto, as Lenders, with Levitz Furni-ture Corporation, as LFC Funds Adminis-trator and, BT Commercial Corporation, as Agent, dated as of September 5, 1997.

         99.2 Interim Order (I) Authorizing a Secured Post-Petition Financing on a Super Pri-ority Basis Pursuant to 11 U.S.C.ss. 363 and 364, (II) Granting of Adequate Pro-tection Pursuant to 11 U.S.C.ss. 364 and
                                    (III) Scheduling A Final Hearing pursu-
                                    ant to Bankruptcy Rule 4001(C), ap-
                                    proved on September 8, 1997.

         99.3 Second Amended and Restated Account Purchase And Credit Card Program Agree-ment by and among Levitz Furniture Cor-poration, Levitz Furniture Company of the Midwest, Inc., Levitz Furniture Company of the Pacific, Inc., Levitz Furniture Company of Washington, Inc., Levitz Shopping Service, Inc., John M. Smyth Company and General Electric Cap-ital Corporation, dated September 5, 1997.

                                       5

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         99.4                       Order Pursuant to Bankruptcy Code Sec-
                                    tions 105, 363 and 365 Authorizing the
                                    Debtors to Sell Accounts and Assume
                                    Second Amended and Restated Account
                                    Purchase and Credit Card Program Agree-
                                    ment, approved on September 8, 1997.

         99.5 Press release issued by Levitz Furni-ture Incorporated on September 5, 1997.

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                                               SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEVITZ FURNITURE INCORPORATED

                                            By /S/ EDWARD P. ZIMMER
                                               --------------------------------
                                                   Edward P. Zimmer
                                                   Vice President

Date:  September 12, 1997

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                                               SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEVITZ FURNITURE CORPORATION

                                            By /S/ EDWARD P. ZIMMER
                                               --------------------------------
                                                   Edward P. Zimmer
                                                   Vice President

Date:  September 12, 1997


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                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER                                      EXHIBIT
         ------                                      -------

         99.1 $260,000,000 Postpetition Credit Agree-ment among Levitz Furniture Incorporat-ed, Levitz Furniture Corporation, Levitz Furniture Realty Corporation, Levitz Shopping Service, Inc., Levitz Furniture Company of the Midwest, Inc., Levitz Furniture Company of the Pacif-ic, Inc., Levitz Furniture Company of Washington, Inc., Levitz Furniture Com-pany of the Midwest Realty, Inc., Levitz Furniture Company of the Pacific Realty, Inc., Levitz Furniture Company of Washington Realty, Inc., John M. Smyth Company and John M. Smyth Realty Company, Debtors and Debtors in Posses-sion, as Borrowers, The Financial In-stitutions from time to time parties thereto, as Lenders, with Levitz Furni-ture Corporation, as LFC Funds Adminis-trator and, BT Commercial Corporation, as Agent, dated as of September 5, 1997.

         99.2 Interim Order (I) Authorizing a Secured Post-Petition Financing on a Super Pri-ority Basis Pursuant to 11 U.S.C.ss. 363 and 364, (II) Granting of Adequate Pro-tection Pursuant to 11 U.S.C.ss. 364 and
                                    (III) Scheduling A Final Hearing pursu-
                                    ant to Bankruptcy Rule 4001(C), ap-
                                    proved on September 8, 1997.

         99.3 Second Amended and Restated Account Purchase And Credit Card Program Agree-ment by and among Levitz Furniture Cor-poration, Levitz Furniture Company of the Midwest, Inc., Levitz Furniture Company of the Pacific, Inc., Levitz Furniture Company of Washington, Inc., Levitz Shopping Service, Inc., John M. Smyth Company and General Electric Cap-


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                                    ital Corporation, dated September 5,
                                    1997.

         99.4 Order Pursuant to Bankruptcy Code Sec-tions 105, 363 and 365 Authorizing the Debtors to Sell Accounts and Assume Second Amended and Restated Account Purchase and Credit Card Program Agree-ment, approved on September 8, 1997.

         99.5 Press release issued by Levitz Furni-ture Incorporated on September 5, 1997.